UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) April 22, 2004
                                           --------------


                        Vitesse Semiconductor Corporation
                        ---------------------------------
             (Exact name of registrant as specified in its chapter)


       Delaware                    0-19654                      77-0138960
       --------                    -------                      ----------
(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation             File Number)               Identification No.)



   741 Calle Plano, Camarillo, California                          93012
   --------------------------------------                          -----
  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (805) 388-3700
                                                   --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEM 9: REGULATION FD DISCLOSURE
ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

         On April 22, 2004, the Company announced its financial results for the quarter ended March 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         The information furnished shall not be deemed "filed " for purposes of
Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.


Exhibit Index

         99.1     Earnings Press Release, dated April 22, 2004.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 22, 2004                               VITESSE SEMICONDUCTOR
                                                    CORPORATION


                                                    By:  Eugene F. Hovanec
                                                         -----------------------
                                                         Eugene F. Hovanec
                                                         Chief Financial Officer